UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) August 5, 2008
Tower Group, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-50990	13-3894120

(State or other jurisdiction of	(Commission File Number)	(IRS Employer
incorporation)		Identification No.)

120 Broadway (31st Floor), New York, NY		10271

(Address of principal executive offices)		(Zip Code)
Registrant’s telephone number, including area code (212) 655-2000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.133-4(c))

ITEM 8.01 OTHER EVENTS
As reported on a Current Report on Form 8-K of Tower Group, Inc. (“Tower”) dated August 5, 2008, on August 4, 2008, Tower entered into an Agreement and Plan of Merger (the “Merger Agreement”), among Tower, Ocean I Corporation, a wholly-owned indirect subsidiary of Tower, and CastlePoint Holdings, Ltd.
On August 5, 2008, Tower issued a communication to certain of its customers, clients and producers with respect to a ratings announcement by A.M. Best relating to the Merger Agreement. Tower is filing as Exhibit 99.1 to this Current Report on Form 8-K a copy of that communication.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS
(d)

Exhibit 99.1	Communication to certain customers, clients and producers

ADDITIONAL INFORMATION AND WHERE TO FIND IT
In connection with this proposed transaction, Tower and CastlePoint Holdings, Ltd. will file a joint proxy statement/prospectus with the Securities and Exchange Commission (“SEC”). Investors are urged to carefully read the proxy statement/prospectus and any other relevant documents filed with the SEC when they become available because they will contain important information. Investors will be able to obtain the proxy statement/prospectus and all relevant documents filed by Tower with the SEC free of charge at the SEC’s website www.sec.gov or, with respect to documents filed by Tower, from Tower directly at 120 Broadway (31st Floor), New York, NY 10271, (212) 655-2000; email: info@twrgrp.com.
This communication shall not constitute an offer to sell or the solicitation of an offer to buy the securities, nor shall there be any offer, solicitation or sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.
PARTICIPANTS IN THE SOLICITATION
The directors, executive officers and other members of management and employees of Tower may be deemed participants in the solicitation of proxies from its stockholders in favor of the transactions. Information concerning persons who may be considered participants in the solicitation of Tower’s stockholders under the rules of the SEC is set forth in public filings filed by Tower with the SEC and will be set forth in the proxy statement/prospectus when it is filed with the SEC. Information concerning Tower’s participants in the solicitation is contained in Tower’s Proxy Statement on Schedule 14A, filed with the SEC on March 14, 2008.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized
Date: August 7, 2008

Tower Group, Inc.

/s/ Francis M. Colalucci

Name: Francis M. Colalucci
Title: Chief Financial Officer and Treasurer

Exhibit Index

Exhibit 99.1	Communication to certain customers, clients and producers